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                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Forms S-8 (Nos. 333-41458, 333-78417, 333-30375) of ADTRAN, Inc. of
our report dated June 27, 2002 relating to the financial statements of ADTRAN, Inc. 401(k) Retirement Plan, which appears in this Form 11-K.





/s/ PricewaterhouseCoopers LLP
Birmingham, Alabama

June 28, 2002